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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15 (d) of
                      The Securities exchange act of 1934

Date of Report (Date of earliest event reported):  September 28, 1998
                                                 ----------------------

                            ORCA TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)



                                      Utah
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        (State or other jurisdiction of incorporation or organization)


         0-27390                                         87-0368236
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(Commission file number)                    (I.R.S. Employer Identification No.)


 24000 35th Avenue, SE  Suite 200
 Bothell, WA                                                98021
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (425) 354-1600


                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events

     Effective September 28, 1998, Douglass H. Ebstyne resigned from the Board of Directors of ORCA Technologies, Inc. Effective December 14, 1998 William F. Davis resigned from the Board of Directors of ORCA Technologies, Inc. Effective December 31, 1998 Donald Cotton resigned from the Board of Directors of ORCA Technologies, Inc.

     With the resignation of these 3 directors, the board of directors of the Company now is comprised of the following: Roger P. Vallo, Benoit Demeulemeester and Michael Hendrickson.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORCA TECHNOLOGIES,INC.

Dated:  May 25, 1999                        By:  /s/ Roger P. Vallo
                                               ---------------------------------
                                                 Roger P. Vallo
                                                 Chief Executive Officer and
                                                 President
                                                 (Principal Financial Officer)